Exhibit 10.1a
EXECUTION VERSION

INCREMENTAL TERM LOAN AMENDMENT

THIS INCREMENTAL TERM LOAN AMENDMENT (this “Amendment”) is made as of December 7, 2022 (the “Incremental Effective Date”) by and among ALLIANT ENERGY FINANCE, LLC (the “Borrower”), ALLIANT ENERGY CORPORATION (the “Guarantor”; collectively, the Borrower and the Guarantor are referred to herein as the “Loan Parties” and individually, as a “Loan Party”), COBANK, ACB, as an Incremental Lender (in such capacity, the “Incremental Lender”) and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement, dated as of March 3, 2022, by and among the Loan Parties, the Lenders party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

WHEREAS, the Borrower has requested Incremental Term Loans in an aggregate principal amount equal to $100,000,000 pursuant to Section 2.27 of the Credit Agreement; and

WHEREAS, the Incremental Lender and the Administrative Agent agree to the extension of such Incremental Term Loans pursuant to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party, the Incremental Lender and the Administrative Agent hereby agree as follows.

SECTION 1. Amendments to Credit Agreement; Extension of Incremental Term Loan. Subject to the satisfaction of the conditions precedent set forth in Section 3 below:

a.The Incremental Lender agrees, subject to the terms and conditions of the Credit Agreement, that on the Incremental Effective Date it shall make an Incremental Term Loan to the Borrower in an aggregate principal amount equal to $100,000,000, thereby making the aggregate amount of its total Loans under the Credit Agreement equal to $100,000,000, and such Incremental Term Loan shall have the same terms and conditions as the existing Loans under the Credit Agreement and shall mature on the Facility Termination Date.

b.Each of the Borrower and the Administrative Agent hereby approves the Incremental Lender extending an Incremental Term Loan under Section 2.27 of the Credit Agreement.

SECTION 2. Representations and Warranties. Each Loan Party hereby represents and warrants as follows:

(a)This Amendment has been duly executed and delivered by such Loan Party, and each of this Amendment, and the Credit Agreement as amended hereby, constitutes a legal, valid and binding obligation thereof, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity.

(b)No Default or Event of Default has occurred and is continuing on the Incremental Effective Date and after giving effect to the Incremental Term Loan described herein.

(c)The representations and warranties in the Credit Agreement are true and correct in all material respects on and as of the Incremental Effective Date and after giving effect to the Incremental Term Loan described herein, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

SECTION 3. Conditions Precedent. The effectiveness of this Amendment is subject to the conditions precedent that:

(a)The Administrative Agent shall have received counterparts of this Amendment duly executed by each Loan Party, the Incremental Lender and the Administrative Agent.

(b)The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to (i) the organization, existence and good standing of each Loan Party, including (x) articles of organization of such Loan Party, certified as of a recent date by the Secretary of State of the jurisdiction of its organization, and (y) certificates of good standing (or comparable certificates) for such Loan Party, certified as of a recent date prior to the Incremental Effective Date, by the Secretaries of State (or comparable official) of the jurisdiction of its organization and each other jurisdiction in which it is qualified to do business, (ii) the authorization of the transactions set forth in this Amendment, (iii) the incumbency of its officer or officers who may sign the Loan Documents, including therein a signature specimen of such officer or officers, and (iv) any other legal matters relating to each Loan Party, the Loan Documents or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(c)The Administrative Agent shall have received such legal opinions and other documents reasonably requested by the Administrative Agent in connection herewith.

(d)The Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s reasonable and documented out-of-pocket expenses (including, without limitation, actual reasonable and documented out-of-pocket fees, disbursements and other charges of outside counsel to the Administrative Agent) in connection with preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith.

SECTION 4. General.

(a)Expenses. The Borrower agrees to reimburse the Administrative Agent upon demand for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, including, without limitation, actual reasonable and documented out-of- pocket fees, disbursements and other charges of outside counsel to the Administrative Agent, in connection with preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith.

(b)Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment, the documents delivered together herewith, and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, in respect of documents to be signed by entities established within the European Union, the Electronic Signature qualifies as a “qualified electronic signature” within the meaning of the Regulation (EU) n°910/2014 of the European parliament and of the Council of 23 July 2014 on electronic identification and trust services for electronic transaction in the internal market as amended from time to time and provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior consent.

(c)Severability. To the extent permitted by applicable law, any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(d)GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(e)Successors; Enforceability. The terms and provisions of this Amendment shall be binding upon each Loan Party, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of each Loan Party, the Administrative Agent and the Lenders and the successors and assigns of the Administrative Agent and the Lenders.

(f)Reference to and Effect on the Credit Agreement.

(i)Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

(ii)Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith (including, without limitation, all of the Loan Documents) shall remain in full force and effect and are hereby ratified and confirmed.

(iii)Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Loan Parties or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(g)Affirmation. Each Loan Party, by its execution hereof, hereby ratifies and reaffirms its duties and obligations under each Loan Document, and confirms that each such Loan Document remains in full force and effect, as amended or modified hereby, and enforceable against it, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

(h)Headings, etc. Section headings in this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. This Amendment constitutes an Incremental Term Loan Amendment and a Loan Document.

(signature pages follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

ALLIANT ENERGY FINANCE, LLC, as the
Borrower

By: /s/ Melissa A. Kehoe
Name: Melissa A. Kehoe
Title: President and Treasurer

ALLIANT ENERGY CORPORATION, as the
Guarantor

By: /s/ Melissa A. Kehoe
Name: Melissa A. Kehoe
Title: Treasurer

Signature Page to
Alliant Incremental Term Loan Amendment

U.S. BANK NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ Kevin S. Murphy
Name: Kevin S. Murphy
Title: Vice President

Signature Page to
Alliant Incremental Term Loan Amendment

COBANK, ACB,
as an Incremental Lender

By: /s/ Jared A Greene
Name: Jared A Greene
Title: Assistant Corporate Secretary

Signature Page to
Alliant Incremental Term Loan Amendment